1 Creating a Leading Global Advisory, Broking and Solutions Firm June 30, 2015 Exhibit 99.2

Responsibility Statement
The directors of Willis accept responsibility for the information contained in this document other than that relating to Towers Watson, the
Towers Watson Group and the directors of Towers Watson and members of their immediate families, related trusts and persons connected with them.  To the best of the knowledge and belief of the directors of Willis (who have taken all reasonable care to ensure that such is the case) the information contained in this document for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.
The directors of Towers Watson accept responsibility for the information contained in this document relating to Towers Watson, the Towers
Watson Group and the directors of Towers Watson and members of their immediate families, related trusts and persons connected with them.  To the best of the knowledge and belief of the directors of Towers Watson (who have taken all reasonable care to ensure that such is the case) the information contained in this document for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

Important Information About the Transaction and Where to Find It
WILLIS
TOWERS WATSON
200 Liberty Street, 7th Floor
New York,
NY
10281-1003
901 N. Glebe Road
Arlington, VA 22203
Attention: Investor Relations
Attention: Investor Relations
212-915-8084
703-258-8000
investor.relations@willis.com
investor.relations@towerswatson.com
This document shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.
Willis plans to file with the SEC a Registration Statement on Form S-4 in connection with the transaction. Willis and Towers Watson plan to file with the SEC and mail to their respective shareholders a Joint Proxy Statement/Prospectus in connection with the transaction. The Registration
Statement and the Joint Proxy Statement/Prospectus will contain important information about Willis, Towers Watson, the transaction and related matters. Investors and security holders are urged to read the Registration Statement, the Joint Proxy Statement/Prospectus and other related documents carefully when they are available.
Investors and security holders will be able to obtain free copies of the Registration Statement, the Joint Proxy Statement/Prospectus and other related documents filed with the SEC by Willis and Towers Watson through the web site maintained by the SEC at www.sec.gov or by contacting the investor relations department of Willis or Towers Watson at the following:

Participants in the Solicitation
Willis and Towers Watson, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement. Information regarding the directors and executive officers of Willis, and their direct or indirect interests in the transaction, by security holdings or otherwise, is contained in Willis’s Form 10-K for the year ended
December 31, 2014 and its proxy statement filed on April 17, 2015, which are filed with the SEC. Information regarding Towers Watson’s directors and executive officers, and their direct or indirect interests in the transaction, by security holdings or otherwise, is contained in Towers
Watson’s Form 10-K for the year ended June 30, 2014 and its proxy statement filed on October 3, 2014, which are filed with the SEC. A more complete description will be available in the Registration Statement and the Joint Proxy Statement/Prospectus.

Forward Looking Statements
This document contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements regarding expectations, hopes, intentions or strategies regarding the future are forward-looking statements. Forward-
looking statements are based on Willis or Towers Watson management’s beliefs, as well as assumptions made by, and information currently available to, them. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected.  Willis and Towers Watson undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: the ability to consummate the proposed transaction; the ability to obtain requisite regulatory and shareholder approvals and the satisfaction of other conditions to the consummation of the proposed transaction on the proposed terms and schedule; the ability of Willis and Towers Watson to successfully integrate their respective operations and employees and realize synergies and cost savings at the times, and to the extent, anticipated; the potential impact of the announcement or consummation of the proposed transaction on relationships, including with employees, suppliers, customers and competitors; changes in general economic, business and political conditions, including changes in the financial markets; significant competition that Willis and Towers Watson face; compliance with extensive government regulation; the combined company’s ability to make acquisitions and its ability to integrate or manage such acquired businesses; and other risks detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of Willis’s and
Towers Watson’s Form 10-K and other filings with the Securities and Exchange Commission.

6 Today’s Presenters DOMINIC CASSERLEY Chief Executive Officer JOHN HALEY Chairman and Chief Executive Officer

A Highly Complementary, Strategic Combination
POWERFUL CLIENT PROPOSITION
Integrated global platform with highly complementary offerings
Comprehensive advice, analytics, specialty capabilities and solutions covering benefits; exchange solutions;
brokerage and advisory; risk and capital management; and talent and rewards
ACCELERATES REVENUE GROWTH AND STRATEGIC PRIORITIES
Leverage mutual distribution strength to enhance market penetration
Enhanced global footprint
Platform for further innovation
SIGNIFICANT COST SYNERGY OPPORTUNITIES
Highly achievable, identified cost savings and efficiencies
CULTURES ALIGNED AROUND SHARED VALUES
Creates leading global advisory, broking and solutions firm

Significant Shareholder Value Creation
GB, WESTERN EUROPE & REST OF WORLD
Expand Towers Watson’s reach by 80+ countries
Internationalize Towers Watson’s Global Health and
Group Benefits solution and exchange platform over
time
Enhance both Towers Watson’s and Willis’ ability to
serve multinational Human Capital & Benefits clients
Deliver more comprehensive local market solutions
for multinationals
NORTH AMERICA
Increase Willis’ penetration in $10+ billion U.S. large
P&C corporate market
Accelerate growth of OneExchange
via middle-
market distribution
$100 -
$125 million of cost synergies
expected to be fully realized within three
years post close
Increased efficiencies from scale
Incremental to current cost saving and
operational efficiency initiatives
Maintain Irish domicile and achieve
effective tax rate in mid-20 percent range
DELIVERING TANGIBLE REVENUE
GROWTH OPPORTUNITIES
CAPITALIZING ON IDENTIFIED
COST SYNERGIES
Accelerate revenue, cash flow, EBITDA and earnings growth

Transaction Overview
Transaction
Structure
Merger of equals
Approximately $18
billion transaction value
Pro forma
ownership: 50.1% Willis shareholders and 49.9% Towers Watson shareholders, on a fully diluted basis
Combined company will be named Willis Towers Watson
Shareholder
Consideration
Towers
Watson
shareholders
to
receive
2.6490
Willis
shares
for
each
Towers
Watson
share
Towers Watson shareholders to receive one-time $4.87 per share cash dividend pre-closing
Subject to Willis shareholder approval, Willis will implement at the time of the merger a 2.6490 for one reverse stock split, so that one Willis share will be converted into 0.3775 shares of the combined
company
(1)
If the reverse split is approved, Towers Watson shareholders to receive 1 share of the combined company for each Towers Watson share
Governance
James McCann to be Chairman
John
Haley
to be CEO
Dominic
Casserley
to be President and Deputy CEO
Roger
Millay
to be CFO
12 person Board; 6 Willis directors and 6 Towers Watson directors
Domicile/
Locations
Maintain Irish domicile and significant presence in major markets globally
Closing
Conditions
Closing expected by December 31, 2015
Subject to customary closing conditions, including Willis and
Towers Watson shareholder
approvals and regulatory approvals
(1) Merger is not conditioned on approval of the reverse stock split.

Merger Consideration
SHAREHOLDERS
SHAREHOLDERS
$4.87 cash dividend per share plus
1 share of Willis Towers Watson
for each Towers Watson Share
(1) Subject to Willis shareholder approval.  If not approved each Towers Watson share will receive a cash dividend of $4.87 per share and 2.6490 shares of Willis Towers Watson for each Towers
Watson share.  Willis shareholders will continue to own their existing number of shares. The merger is not conditioned on approval of the reverse stock split.
0.3775 shares of Willis Towers
Watson for each Willis Share
2.6490 : 1
Reverse Stock Split
(1)
Receive $4.87 cash dividend per share
Exchange each Towers Watson
share for 2.6490 Willis Shares
Willis 2.6490 : 1
Reverse Stock
Split
(1)

CFO
Roger Millay
Towers Watson
HEAD OF HR
Anne Bodnar
Towers Watson
GENERAL COUNSEL
Matt Furman
Willis
HEAD OF OPS & TECH
David Shalders
Willis
Organizational Structure of the Combined Company
WESTERN EUROPE
Paul Morris
Towers Watson
GREAT BRITAIN
Nicolas Aubert
Willis
REST OF WORLD
Adam Garrard
Willis
NORTH AMERICA CO HEAD
Carl Hess
Towers Watson
NORTH AMERICA CO HEAD
Todd Jones
Willis
HUMAN CAPITAL
AND BENEFITS
Julie Gebauer
Towers Watson
EXCHANGE SOLUTIONS
Jim Foreman
Towers Watson
CORPORATE RISK & BROKING
Tim Wright
Willis
INVESTMENT, RISK &
REINSURANCE
Dominic Casserley
Willis
CEO  |  John Haley
PRESIDENT AND DEPUTY CEO  |  Dominic Casserley
BUSINESS LINES
REGIONS
CORPORATE

Towers Watson Overview
BUSINESS DESCRIPTION
A leading provider of advisory services and solutions
across four business segments:
»
Benefits
–
Retirement
–
Health and Group Benefits
–
Technology and Administration Solutions
–
International
»
Risk and Financial Services
–
Risk Consulting and Software
–
Investment
»
Exchange Solutions
–
OneExchange for active and retired employees
–
Health and Welfare Administration
–
Consumer Directed Accounts
»
Talent and Rewards
–
Rewards, Talent and Communications
–
Data, Surveys and Technology
–
Executive Compensation
~16,000 associates in 37 countries
150 year history
Note: Fiscal Year 2014 ended June 30, 2014.
(1) Market cap as of June 29, 2015.
(2) See Towers Watson non-GAAP measures for definition.
KEY FINANCIALS
FY 2014
Market Cap
$9.7 billion
(1)
Revenue
$3.5
billion
Adj. EBITDA
(2)
$670
million
Free Cash
Flow
$391 million
FY 2014 REVENUE BY SEGMENT
17%
18%
8%
54%
3%
Talent & Rewards
Risk & Financial Services
Exchange Solutions
Benefits
Other

(1) Includes Gras Savoye.
(2) Fiscal Year 2014 ended December 31, 2014.
(3) Market cap as of June 29, 2015.
(4) See Willis non-GAAP measures for definition.
Willis Overview
27%
35%
20%
18%
FY 2014 REVENUE BY SEGMENT
International
North America
Capital, Wholesale and Reinsurance
Great Britain
BUSINESS DESCRIPTION
Willis is a leading global risk advisory, re/insurance
broking, and human capital and benefits firm
organized in four business segments:
»
Willis North America
–
Focused on delivering P&C and human capital and
benefits services across the United States and
Canada
»
Willis Capital, Wholesale and Reinsurance
–
Willis Re
–
Willis Capital Markets & Advisory
–
Wholesale businesses (e.g., Miller)
–
Willis Portfolio and Underwriting Services
»
Willis GB
–
Comprises Willis’ Great Britain-based Specialty and
Retail businesses
–
Focused on delivering full range of Willis expertise
across Great Britain and specialty capabilities around
the world
»
Willis International
–
Focused on delivering P&C and human capital and
benefits services across Asia, CEEMA, Latin America
and Western Europe
Pending acquisition of Gras Savoye
~22,500 associates
(1)
in more than 120 countries
187 year history
KEY FINANCIALS
FY 2014
(2)
Market Cap
$8.4 billion
(3)
Revenue
$3.8
billion
Underlying EBITDA
(4)
$829
million
Free Cash Flow
$364 million

BROKING
ADVISORY
SOLUTIONS
Re/insurance Brokerage & Advisory
Risk & Capital Mgmt.
Exchange Solutions
Talent & Rewards
Benefits

Willis Towers Watson: A Comprehensive Offering Powerful Global Growth Platform BROAD APPEAL TO CLIENTS WORLDWIDE 14

Willis Towers Watson: Increased Scale, Diversity & Financial
Strength
$8.2BN
Revenue
Human Capital & Benefits
Exchange Solutions
Corporate Risk & Broking
Investment, Risk & Reinsurance
$1.7BN
(1)
Towers Watson Adjusted
EBITDA & Willis Underlying
EBITDA
~39,000
Associates
120+
Countries
Strong Balance Sheet
North America
Western Europe
Great Britain
Rest of World
43%
5%
35%
17%
APPROXIMATE COMBINED BUSINESS MIX
48%
19%
20%
13%
APPROXIMATE COMBINED GEOGRAPHIC
MIX
Financials based on calendar year 2014 results, pro forma for the merger, completion of Willis’
acquisitions of Miller and Gras Savoye (pending), and full year run rate contributions for Willis’
acquisitions of IFG, Max Matthiessen and Charles Monat.
(1) See Willis and Towers Watson non-GAAP measures for definitions.

Tangible Revenue Growth Opportunities
Accelerates
growth and
strategic
priorities
GB, WESTERN EUROPE & REST OF WORLD
Expand Towers Watson’s reach by 80+ countries
Internationalize Towers Watson’s Global Health and Group Benefits solutions and exchange platform over time
Enhance both Towers Watson’s and Willis’ ability to serve multinational Human
Capital & Benefits clients
Deliver more comprehensive local market solutions for multinationals
NORTH AMERICA
Rely upon Towers Watson relationships to increase Willis’ penetration in $10+
billion U.S. large P&C corporate market with Willis product suite
Accelerate growth of OneExchange via Willis middle-market distribution

Significant OneExchange Growth Opportunity
Middle-market client segment represents an
attractive growth opportunity
Towers Watson provides best-in-class
OneExchange
platform
Willis provides enhanced access to middle-
market client base
Continued focus on channel partner
distribution
Accelerating
growth of
OneExchange

Capitalizing on Identified Cost Synergies
Cost savings expected to be fully realized within three years post close
Corporate costs
Economies of scale
Incremental to current cost saving and operational improvement initiative
Non-recurring costs to achieve synergies of approximately 1.25 times savings
EXPECTED
RUN
RATE
COST
SYNERGIES
OF
$100
-
$125
MILLION
TAX EFFICIENCIES
Expected effective tax rate: mid-20 percent range
Proven track
record of
identifying and
capturing
synergies

Roadmap for Successful Integration
Realize full
benefits of
combination
Joint integration team
Well-defined integration process
Strongest combination of talent and practices
Commitment to communicate with and engage
talent
Unwavering focus on client service and
current growth and operational
improvement opportunities

A Highly Complementary, Strategic Combination
POWERFUL CLIENT PROPOSITION
Integrated global platform with highly complementary offerings
Comprehensive advice, analytics, specialty capabilities and solutions covering benefits; exchange solutions;
brokerage and advisory; risk and capital management; and talent and rewards
ACCELERATES REVENUE GROWTH AND STRATEGIC PRIORITIES
Leverage mutual distribution strength to enhance market penetration
Enhanced global footprint
Platform for further innovation
SIGNIFICANT COST SYNERGY OPPORTUNITIES
Highly achievable, identified cost savings and efficiencies
CULTURES ALIGNED AROUND SHARED VALUES
Significant Shareholder Value Creation
Creates leading global advisory, broking and solutions firm

Towers Watson Non-GAAP Measures
Adjusted
EBITDA
–
Net
income
(attributable
to
common
stockholders)
adjusted
for
discontinued
operations,
net
of
tax,
provision
for
income
taxes,
interest,
net,
depreciation and amortization, transaction and integration expenses, and other non-operating income excluding income from variable interest entity.
Free
Cash
Flow
–
Cash
Flows
from
Operating
Activities
less
cash
used
to
purchase
Fixed
Assets
and
Software
for
Internal
Use.
These non-U.S. GAAP measures are not defined in the same manner by all companies and may not be comparable to other similarly titled measures of other companies. Non-U.S. GAAP measures should be considered in addition to, and not as a substitute for, the information contained within our financial statements.

Underlying EBITDA – Net income (attributable to Willis Group Holdings) adjusted for net income attributable to non-controlling interests, interest in earnings of associates, net of tax, income tax charges, interest expense, restructuring charges, depreciation, amortization and other non-operating income.
Free Cash Flow – Net Cash provided by Operating Activities less additions to Fixed Assets.
Willis Non-GAAP Measures
Underlying
EBITDA
Free
Cash
Flow
These non-U.S. GAAP measures are not defined in the same manner by all companies and may not be comparable to other similarly titled measures of other companies. Non-U.S. GAAP measures should be considered in addition to, and not as a substitute for, the information contained within our financial statements.